(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report

March 31, 2001



MuniHoldings
Insured Fund II, Inc.



www.mlim.ml.com




MuniHoldings Insured Fund II, Inc. seeks to provide shareholders with current income exempt from Federal income tax by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Insured Fund II, Inc.
for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders.


MuniHoldings
Insured Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


MUNIHOLDINGS INSURED FUND II, INC.


The Benefits and
Risks of
Leveraging


MuniHoldings Insured Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline.Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



MuniHoldings Insured Fund II, Inc., March 31, 2001


DEAR SHAREHOLDER


For the six months ended March 31, 2001, the Common Stock of MuniHoldings Insured Fund II, Inc. earned $0.362 per share income dividends, which included earned and unpaid dividends of $0.062. This represents a net annualized yield of 5.27%, based on a month-end per share net asset value of $13.78. Over the same period, the total investment return on the Fund's Common Stock was +11.70%, based on a change in per share net asset value from $12.72 to $13.78, and assuming reinvestment of $0.357 per share income dividends.

For the six months ended March 31, 2001, the Fund's Preferred Stock had an average yield of 3.84% for Series A, 3.85% for Series B and 3.96% for Series C.

The Municipal Market Environment
During the six months ended March 31, 2001, long-term fixed-income bond yields generally declined. The strength seen in the US economy in 1999 and early 2000 has clearly moderated in recent months. After growing approximately 5% in the first half of 2000, US gross domestic product (GDP) declined to 2.2% during the third quarter of 2000. The final calculation of fourth quarter 2000 GDP growth was recently released at 1.0%. Additionally, over the past six months, inflationary pressures have remained well contained, largely in the 2% - 3% range. As a result of moderating economic growth and low inflation, US Treasury bond yields remained relatively stable into late October 2000.

However, rising oil and natural gas prices rekindled investors' inflationary fears and US Treasury bond yields quickly rose to nearly 6% by early November 2000. During late November and early December, long-term bond yields fluctuated in response to declining commodity prices and the considerable uncertainty surrounding the presidential election. Significant declines in US equity markets, especially the NASDAQ, as well as another series of weak economic indicators, combined to reestablish the decline in long-term US Treasury bond yields. By mid-December, the Federal Reserve Board announced that current economic conditions warranted the cessation of the series of short-term interest rate increases they had initiated in February 2000. Given the favorable economic environment and, at least, a neutral Federal Reserve Board, investors were free again to focus on the ongoing US Treasury debt reduction program and forecasts of sizeable Federal budgetary surpluses going forward. Many analysts and investors concluded that there would be a significant future shortage of longer-maturing US Treasury securities. These factors helped push US Treasury bond yields lower. By the end of December, US Treasury bond yields declined to 5.45%, their lowest monthly closing level in almost two years.

Citing declining consumer confidence and weakening industrial production and retail sales growth, the Federal Reserve Board lowered short-term interest rates by 50 basis points (0.50%) twice during January 2001. Similar reasons were given for an additional 50 basis point reduction in both late January and March 2001. These actions were taken to restore US economic growth and consumer confidence. However, as recent Federal Reserve Board movements are unlikely to positively affect US economic activity before the late summer of 2001, US equity markets remained weak. This has led many investors to seek the safety of fixed-income markets, allowing bond yields to at least maintain their recent gains. At the end of March 2001, US Treasury bonds yielded approximately 5.45%, a decline of more than 40 basis points over the last six months.

Long-term tax-exempt bonds also responded well to the positive economic environment that developed during the last six months. While municipal bond yields followed a downward pattern similar to that of US Treasury bonds, tax-exempt bond price volatility was limited. Municipal bond yields traded in a relatively narrow range, generally declining steadily throughout the last six months. Overall investor demand for municipal bonds has remained very positive, allowing tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, also to decline over 40 basis points to 5.44% at the end of March 2001, their lowest level in almost 18 months.

The recent performance of the municipal bond market was particularly impressive given the dramatic increase in tax-exempt bond issuance during the past few months. The decline in tax-exempt bond yields triggered a large number of municipalities to refinance outstanding higher-couponed issues as well as issue new debt to support capital projects such as school buildings and general infrastructure needs. During the past 12 months, more than $215 billion in new long-term municipal securities was issued, an increase of almost 5% compared to the same period a year ago. During the last six months, more than $115 billion in new tax-exempt bonds was underwritten, an increase of more than 12% when compared to the same six-month period a year ago. More than $55 billion in new long-term municipal bonds was financed during the past three months, a staggering increase of over 40% compared to the same three-month period a year ago. This dramatic response to falling tax-exempt bond yields by municipalities can be seen in the monthly issuance for March 2001 as more than $25 billion in new long-term municipal bonds was underwritten, an increase of nearly 45% compared to monthly issuance in March 2000.

Despite the recent increase in tax-exempt bond issuance, overall investor demand remained strong. The demand for municipal bonds came from a number of non-traditional and conventional sources. Derivative/arbitrage programs and insurance companies remained the dominant buyers, while individual retail investor demand also remained strong. Tax-exempt bond funds experienced renewed investor interest. Rising equity market valuations throughout much of last year siphoned away much of the demand from municipal bond mutual funds. It was recently reported that thus far in 2001, municipal mutual funds have seen new net cash flows of over $3.1 billion. The same period a year ago saw cash outflows of more than $6.3 billion. The increased demand for tax-exempt issues has to a great extent resulted from the continued decline of US equity markets, but even more, from the attractive tax-exempt bond yield ratios presently available. Many investors have fled the instability and uncertainty of the equity market for the safety and security of municipal bond issues yielding 90% - 95% of comparable US Treasury bond yields.

The outlook for the tax-exempt bond market in 2001 appears quite favorable. The steeply positive yield curve and the relatively high credit quality that the municipal bond market offers should continue to attract retail and institutional investors seeking both tax-exempt income and a ready substitute for relatively scarce US Government securities. Strong state and local governmental financial conditions also suggest that issuance should remain manageable in the coming months. Recently research analysts suggested that annual issuance in 2001 is likely to remain in the $200 billion range. Additionally, while it appears likely that President Bush will keep his campaign promise to lower Federal income tax rates, any legislation is unlikely to be enacted before late summer. Current maximum marginal rates are expected to be lowered from their present 36% - 39% range to approximately 33% - 35%. These factors suggest that the strong technical position the municipal market has enjoyed is likely to continue. Given recent market performance, the strong returns illustrate the excellent investment diversification municipal bonds can provide to investors.


Portfolio Strategy
MuniHoldings Insured Fund II, Inc. focuses on seeking to enhance tax-exempt income, through the use of leverage, to the Common Stock shareholder. For the six months ended March 31, 2001, we believed that the Fund was structured to accomplish this goal. Our strategy was to maintain a market neutral, fully invested position, which enabled the Fund to realize an attractive yield with a competitive total return.

During the period, the fixed-income marketplace was subject to significant price volatility, resulting from the uncertainty over the Federal Reserve Board's effectiveness of engineering a soft landing for the US economy. Bond markets shifted from expecting further tightening of monetary policy by the Federal Reserve Board to witnessing an aggressive easing. The Fund benefited from this shift in two ways. First, the lowering of short-term interest rates by the Federal Reserve Board enhanced the Fund's yield to the Common Stock shareholder. Second, long-term interest rates rallied, anticipating that the economy would moderate and inflation will not materialize. Going forward, we believe the Fund is well-structured with a high current income, low volatility position. We expect to maintain this strategy over the coming months.

For the six-month period ended March 31, 2001, the yield on the Fund's Auction Market Preferred Stock averaged 3.90%, but recently leveled off in the 3.25% - 3.50% range. Leverage continues to benefit the Fund's Common Stock shareholders by significantly augmenting their yield. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)


In Conclusion
We appreciate your investment in MuniHoldings Insured Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Robert A. DiMella)
Robert A. DiMella
Vice President and Portfolio Manager



April 30, 2001



MuniHoldings Insured Fund II, Inc., March 31, 2001


PROXY RESULTS

During the six-month period ended March 31, 2001, MuniHoldings
Insured Fund II, Inc.'s Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders'
meeting on December 13, 2000. The description of each proposal and number of shares voted are as follows:
                                                                         Shares Voted               Shares Withheld
                                                                             For                      From Voting
1.  To elect the Fund's Directors:    Terry K. Glenn                      21,694,559                    614,347
                                      Joe Grills                          21,676,098                    632,808
                                      Robert S. Salomon, Jr.              21,691,159                    617,747
                                      Stephen B. Swensrud                 21,685,548                    623,358
                                                                       Shares Voted    Shares Voted   Shares Voted
                                                                            For           Against        Abstain
2. To ratify the selection of Ernst & Young LLP as the Fund's
   independent auditors for the current fiscal year.                      21,959,625      150,288       198,993
During the six-month period ended March 31, 2001, MuniHoldings
Insured Fund II, Inc.'s Preferred Stock shareholders (Series A, B and C) voted on the following proposals. The proposals were approved at a shareholders' meeting on December 13, 2000. The description of each proposal and number of shares voted are as follows:

                                                                      Shares Voted                     Shares Withheld
                                                                           For                           From Voting
1.  To elect the Fund's Directors: Walter Mintz and
    Melvin R. Seiden as follows:
                                                           Series A        2,054                               0
                                                           Series B        2,091                               1
                                                           Series C        3,942                               0
                                                                      Shares Voted     Shares Voted      Shares Voted
                                                                           For            Against           Abstain
2.  To ratify the selection of Ernst & Young LLP as the Fund's independent auditors for the current fiscal year as follows:
                                                            Series A       2,054              0                 0
                                                            Series B       1,700              0               391
                                                            Series C       3,941              0                 1



SCHEDULE OF INVESTMENTS                                                                           (in Thousands)
                 S&P        Moody's    Face
STATE           Ratings     Ratings   Amount   Issue                                                        Value
Alaska--1.4%      AAA        Aaa     $ 2,995   Alaska, Energy Authority, Power Revenue Refunding
                                               Bonds (Bradley Lake), 4th Series, 6% due 7/01/2020 (c)      $   3,386
                  AAA        Aaa       2,000   Anchorage, Alaska, Water Revenue Refunding Bonds,
                                               6% due 9/01/2024 (a)                                            2,166
                  AAA        Aaa       1,700   Matanuska-Susitna Boro, Alaska, GO, Series A,
                                               6% due 3/01/2020 (d)                                            1,843

California--12.5%                              California Pollution Control Financing Authority,
                                               PCR, Refunding (Pacific Gas and Electric):
                  AAA        Aaa      15,275      AMT, Series A, 5.35% due 12/01/2016 (d)                     15,532
                  A1+        NR*      20,000      VRDN, Series C, 5.40% due 11/01/2026 (g)                    20,000
                                               Foothill De-Anza, California, Community College
                                               District, GO (d):
                  AAA        Aaa       4,755      5.98%** due 8/01/2016                                        2,230
                  AAA        Aaa       1,745      6.03%** due 8/01/2017                                          766
                  AAA        Aaa       5,635      6.08%** due 8/01/2018                                        2,322
                  NR*        Aa3       2,000   Los Angeles, California, Department of Water and
                                               Power, Electric Plant Revenue Refunding
                                               Bonds, RIB, Series 370, 8.35% due 2/15/2024 (e)                 2,202
                  AAA        Aaa      10,000   Los Angeles, California, Water and Power Revenue
                                               Refunding Bonds (Power System), Series A-A-1,
                                               5.25% due 7/01/2018 (c)                                        10,311
                  NR*        Aaa       1,500   Port Oakland, California, Trust Receipts, Revenue Bonds,
                                               AMT, Class R, Series K, 8.154% due 11/01/2021 (b)(e)            1,685
                  AA         Aa3       7,000   Sacramento County, California, Sanitation District
                                               Financing Authority, Revenue Refunding Bonds, RIB,
                                               Series 366, 8.22% due 12/01/2027 (e)                            7,759
                  AAA        Aaa       1,250   San Francisco, California, City and County Airport
                                               Commission, International Airport, Special Facilities
                                               Lease Revenue Bonds (SFO Fuel Company LLC), AMT,
                                               Series A, 6.10% due 1/01/2020 (c)                               1,359

Portfolio Abbreviations


To simplify the listings of MuniHoldings
Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT          Alternative Minimum Tax
             (subject to)
COP          Certificates of Participation
DRIVERS      Derivative Inverse Tax-Exempt Receipts
GO           General Obligation Bonds
HDA          Housing Development Authority
HFA          Housing Finance Authority
PCR          Pollution Control Revenue Bonds
RIB          Residual Interest Bonds
S/F          Single-Family
VRDN         Variable Rate Demand Notes




MuniHoldings Insured Fund II, Inc., March 31, 2001


SCHEDULE OF INVESTMENTS (continued)                                                               (in Thousands)
                 S&P        Moody's    Face
STATE           Ratings     Ratings   Amount   Issue                                                        Value
Colorado--6.8%                                 Aurora, Colorado, COP (a):
                  AAA        Aaa     $ 3,055      5.75% due 12/01/2019                                     $   3,263
                  AAA        Aaa       3,230      5.75% due 12/01/2020                                         3,455
                  NR*        Aa2       3,000   Colorado HFA, Revenue Refunding Bonds (S/F Program),
                                               AMT, Senior Series A-2, 7.50% due 4/01/2031                     3,520
                  NR*        Aaa       4,000   Colorado Health Facilities Authority, Hospital Revenue
                                               Refunding Bonds (Poudre Valley Health Care), Series A,
                                               5.75% due 12/01/2023 (c)                                        4,206
                  AAA        Aaa       9,195   Douglas County, Colorado, School District Number RE-1,
                                               GO (Douglas & Elbert Counties), 5.25% due 12/15/2017 (d)        9,475
                                               Larimer County, Colorado, Poudre School District
                                               Number R-1, GO (b):
                  AAA        Aaa       4,665      6.25% due 12/15/2011                                         5,392
                  AAA        Aaa       2,000      6% due 12/15/2012                                            2,264
                  AAA        Aaa       2,975      6% due 12/15/2013                                            3,353

Connecticut--     AAA        Aaa       6,640   Connecticut State Airport Revenue Bonds (Bradley
4.2%                                           International Airport), AMT, Series A,
                                               5.25% due 10/01/2017 (b)                                        6,779
                  AA         Aa2       5,000   Connecticut State, GO, RIB, Series 373, 8.16%
                                               due 6/15/2013 (e)                                               6,085
                                               New Haven, Connecticut, GO, Series B (c):
                  AAA        Aaa       3,360      5.75% due 11/01/2017                                         3,652
                  AAA        Aaa       1,915      5.75% due 11/01/2018                                         2,073
                  AAA        Aaa       2,575      5.75% due 11/01/2019                                         2,777

District of       AAA        Aaa       5,000   District of Columbia, GO, Refunding, DRIVERS, Series
Columbia--2.2%                                 152, 7.269% due 6/01/2013 (c)(e)                                5,656
                  AAA        Aaa       5,115   District of Columbia, Water and Sewer Authority,
                                               Public Utility Revenue Refunding Bonds, 5.50% due
                                               10/01/2023 (c)                                                  5,408

Florida--5.5%     NR*        Aaa      10,000   Escambia County, Florida, Health Facilities
                                               Authority, Health Facility Revenue Bonds (Florida Health
                                               Care Facility Loan), 5.95% due 7/01/2020 (a)                   10,979
                  AAA        Aaa       3,075   Florida State Division of Bond Finance, Department
                                               of General Services Revenue Refunding Bonds (Environmental
                                               Protection), Series B, 6% due 7/01/2010 (a)                     3,496
                  AAA        Aaa      10,575   Orange County, Florida, Tourist Development Tax
                                               Revenue Bonds, 5.50% due 10/01/2012 (a)                        11,447
                  AAA        Aaa       2,000   Tampa Bay, Florida, Water Utility System Revenue
                                               Bonds, 6% due 10/01/2024 (b)                                    2,196

Hawaii--2.1%      AAA        Aaa      10,000   Hawaii State, GO, Series CT, 5.875% due 9/01/2018 (c)          10,804

Idaho--0.6%       NR*        Aaa       3,000   Idaho Housing and Finance Association, S/F Mortgage
                                               Revenue Bonds, AMT, Series E, 6% due 1/01/2032                  3,114

Illinois--10.0%   AAA        Aaa       4,000   Chicago, Illinois, GO, Refunding, Series A-2, 6.25%
                                               due 1/01/2014 (a)                                               4,623
                                               Chicago, Illinois, GO, Series A (b):
                  AAA        Aaa       2,500      6.75% due 7/01/2010 (i)                                      2,997
                  AAA        Aaa       8,800      6% due 1/01/2021                                             9,582
                  AAA        Aaa       9,330      6% due 1/01/2022                                            10,145
                  AAA        Aaa       2,185   Chicago, Illinois, Neighborhoods Alive 21, GO,
                                               Series PG-A, 6% due 1/01/2017 (b)                               2,393
                  AAA        Aaa       6,550   Chicago, Illinois, Skyway Toll Bridge Revenue
                                               Refunding Bonds, 5.50% due 1/01/2023 (d)                        6,690
                  AAA        Aaa       1,725   Chicago, Illinois, Water Revenue Refunding Bonds,
                                               5.50% due 11/01/2022 (b)                                        1,768
                  A1         VMIG1++     400   Illinois Health Facilities Authority, Revenue
                                               Refunding Bonds (University of Chicago
                                               Hospitals), VRDN, 3.65% due 8/01/2026 (d)(g)                      400
                  NR*        Aaa       1,600   Kane Cook and Du Page Counties, Illinois, School
                                               District Number 46, Elgin, GO, 6.50% due
                                               1/01/2016 (c)                                                   1,820
                  AAA        Aaa       8,160   Lake, Cook, Kane and McHenry Counties, Illinois,
                                               Community Unit School District, GO,
                                               6% due 12/01/2020 (b)                                           8,857
                  NR*        Aaa       2,000   Northern Illinois University Revenue Refunding
                                               Bonds (Auxiliary Facilities System),
                                               6% due 4/01/2029 (a)                                            2,136

Indiana--1.9%     AAA        NR*       9,280   Shelbyville, Indiana, Elementary School Building
                                               Corporation Revenue Bonds, First Mortgage,
                                               5.75% due 1/15/2022 (c)                                         9,842

Kansas--0.7%      AA         Aa3       3,510   Kansas State Development Finance Authority, Health
                                               Facilities Revenue Bonds (Sisters of Charity--Leavenworth),
                                               Series J, 6.125% due 12/01/2020                                 3,769

Kentucky--0.9%    AAA        Aaa       4,250   Kentucky State Property and Buildings Commission,
                                               Revenue Refunding Bonds (Project
                                               Number 64), 5.75% due 5/01/2011 (d)                             4,698

Louisiana--0.5%   AAA        Aaa       2,000   Louisiana Local Government, Environmental Facilities,
                                               Community Development Authority Revenue Bonds (Capital
                                               Projects and Equipment Acquisition), Series A, 6.30% due
                                               7/01/2030 (a)                                                   2,352

Massachusetts--   AAA        Aaa       6,000   Massachusetts State, HFA, S/F Housing Revenue
1.8%                                           Refunding Bonds, AMT, Series 77, 6.375%
                                               due 6/01/2029 (c)                                               6,353
                                               Massachusetts State Water Resource Authority,
                                               Revenue Refunding Bonds, Series A (b):
                  AAA        Aaa       1,270      6% due 8/01/2016                                             1,407
                  AAA        Aaa       1,500      6% due 8/01/2017                                             1,654

Michigan--1.4%    AAA        Aaa       2,000   Detroit, Michigan, Water Supply System Revenue
                                               Bonds, Senior Lien, Series A, 5.875% due
                                               7/01/2029 (b)                                                   2,137
                                               Michigan State Hospital Finance Authority, Revenue
                                               Refunding Bonds, Series A:
                  AA         Aa2       2,000      (Ascension Health Credit), 6.125% due 11/15/2026             2,091
                  AAA        Aaa       1,000      (Mercy Mount Clemens), 6% due 5/15/2014 (d)                  1,095
                  NR*        Aaa       1,500   Saint Clair County, Michigan, Ecomomic Revenue
                                               Refunding Bonds (Detroit Edison Company), RIB, Series 282,
                                               8.97% due 8/01/2024 (a)(e)                                      1,833





MuniHoldings Insured Fund II, Inc., March 31, 2001


SCHEDULE OF INVESTMENTS (continued)                                                               (in Thousands)
                 S&P        Moody's    Face
STATE           Ratings     Ratings   Amount   Issue                                                        Value
Minnesota--3.9%   AAA        Aaa     $ 4,250   Minneapolis, Minnesota, Special School District
                                               Number 001, COP, Series A, 5.90% due
                                               2/01/2006 (d)(i)                                            $   4,649
                  A          A2        1,500   Minnesota Agriculture and Economic Development
                                               Board Revenue Bonds (Fairview Health Care System),
                                               Series A, 6.375% due 11/15/2022                                 1,578
                                               Prior Lake, Minnesota, Independent School
                                               District Number 719, GO (c):
                  NR*        Aaa       2,555      5.50% due 2/01/2016                                          2,690
                  NR*        Aaa       1,830      5.50% due 2/01/2017                                          1,919
                  NR*        Aaa       3,570      5.50% due 2/01/2018                                          3,730
                  NR*        Aaa       2,840      5.50% due 2/01/2019                                          2,957
                  NR*        Aaa       2,185   Sauk Rapids, Minnesota, Independent School
                                               District Number 47, GO, Series A, 5.625%
                                               due 2/01/2018 (d)                                               2,313

Mississippi--     BBB-       Ba1       2,550   Mississippi Business Finance Corporation,
0.7%                                           Mississippi, PCR, Refunding (System Energy
                                               Resources Inc. Project), 5.90% due 5/01/2022                    2,417
                  AAA        Aaa       1,000   Walnut Grove, Mississippi, Correctional Authority,
                                               COP, 6% due 11/01/2019 (a)                                      1,092

Nevada--3.2%      AAA        Aaa       3,000   Clark County, Nevada, Airport Revenue Bonds,
                                               Sub-Lien, Series A, 6% due 7/01/2029 (d)                        3,257
                  AAA        Aaa       7,000   Las Vegas, Nevada, New Convention and Visitors Authority
                                               Revenue Bonds, 5.75% due
                                               7/01/2016 (a)                                                   7,486
                  AAA        Aa2       2,425   Nevada Housing Division, S/F Mortgage Revenue Bonds,
                                               AMT, Series A-2, 6.30% due 4/01/2022 (d)                        2,570
                  AAA        Aaa       3,000   Washoe County, Nevada, School District, GO, 5.875%
                                               due 6/01/2020 (c)                                               3,220

New Mexico--1.0%  AAA        Aaa       5,000   Farmington, New Mexico, PCR, Refunding (Public Service
                                               Company of San Juan), Series C, 5.70% due 12/01/2016 (a)        5,299

New York--15.6%   A1+        VMIG1++   2,600   Long Island Power Authority, New York, Electric System
                                               Revenue Bonds, VRDN, Sub-Series 6, 3.50% due 5/01/2033 (g)      2,600
                  AAA        Aaa       5,275   Long Island Power Authority, New York, Electric System
                                               Revenue Refunding Bonds, 5.125% due 4/01/2011 (d)               5,578
                                               Metropolitan Transportation Authority, New York,
                                               Commuter Facilities Revenue Bonds, Series A:
                  AAA        Aaa       2,000      6% due 7/01/2016 (b)                                         2,166
                  AAA        Aaa       3,430      5% due 7/01/2023 (c)                                         3,371
                  AAA        Aaa       2,000   Metropolitan Transportation Authority, New York,
                                               Commuter Facilities Revenue Refunding
                                               Bonds, Series B, 5% due 7/01/2017 (a)                           2,015
                  AAA        Aaa      10,000   Metropolitan Transportation Authority, New York,
                                               Dedicated Tax Fund Revenue Bonds,
                                               Series A, 5% due 4/01/2029 (c)                                  9,808
                  AAA        Aaa      14,000   Nassau Health Care Corporation, New York, Health
                                               System Revenue Bonds, 5.75% due 8/01/2022 (c)                  14,885
                                               New York City, New York, GO, Refunding:
                  AAA        NR*      10,000      Series F, 5.25% due 8/01/2015 (d)                           10,379
                  AAA        NR*       5,000      Series G, 5.75% due 2/01/2017 (c)                            5,282
                  AAA        Aaa       5,000   New York State Dormitory Authority, Revenue
                                               Refunding Bonds (State University
                                               Educational Facilities), 5.75% due 5/15/2024 (b)                5,349
                  AAA        Aaa       2,500   New York State Urban Development Corporation Revenue
                                               Bonds (Correctional Facilities Service Contract),
                                               Series C, 6% due 1/01/2029 (a)                                  2,708
                  AAA        Aaa       8,000   New York State Urban Development Corporation, Revenue
                                               Refunding Bonds (Correctional Facilities Service Contract),
                                               5.75% due 1/01/2013 (c)                                         8,390
                  AAA        Aaa       7,250   Port Authority of New York and New Jersey, Consolidated
                                               Revenue Refunding Bonds, AMT, 119th Series,
                                               5.50% due 9/15/2016 (b)                                         7,508

Ohio--1.3%        NR*        Aaa       1,745   Aurora, Ohio, City School District, COP, 6.10% due
                                               12/01/2019 (d)                                                  1,917
                  AAA        Aaa       1,000   Kent State University, Ohio, University Revenue Bonds,
                                               6% due 5/01/2024 (a)                                            1,091
                  NR*        Aaa       2,435   Ohio HFA, Residential Mortgage Revenue Refunding
                                               Bonds, Series F, 5.625% due 9/01/2016 (h)                       2,544
                  BBB        Ba2       2,000   Ohio State Solid Waste Disposal Revenue Bonds
                                               (USG Corporation Project), AMT, 5.60% due
                                               8/01/2032                                                       1,247

Oregon--1.1%      AAA        Aaa       5,000   Linn County, Oregon, Community School District
                                               Number 9, Lebanon, GO, Refunding, 6.125%
                                               due 6/15/2025 (d)                                               5,508

Pennsylvania--                                 Lycoming County, Pennsylvania, College Authority
4.2%                                           Revenue Bonds (Pennsylvania College of
                                               Technology) (d):
                  NR*        Aaa       2,255      5.25% due 7/01/2007 (i)                                      2,443
                  NR*        Aaa       3,345      5.25% due 7/01/2018                                          3,398
                                               Philadelphia, Pennsylvania, Water and Wastewater
                                               Revenue Refunding Bonds:
                  AAA        Aaa       5,000      5.625% due 6/15/2009 (a)                                     5,457
                  AAA        Aaa      10,000      5% due 6/15/2016 (c)                                         9,999

Rhode Island--    AAA        Aaa       2,535   Providence, Rhode Island, Public Building Authority,
1.7%                                           General Revenue Bonds (School and
                                               Public Facilities Projects), Series A, 5.25%
                                               due 12/15/2017 (a)                                              2,597
                  NR*        Aaa       5,555   Providence, Rhode Island, Redevelopment Agency,
                                               Revenue Refunding Bonds (Public Safety and Municipal
                                               Buildings), Series A, 5.75% due 4/01/2019 (a)                   5,925

South Carolina--  NR*        Aaa       4,500   South Carolina Housing Finance and Development
0.9%                                           Authority, Mortgage Revenue Refunding
                                               Bonds, AMT, Series A-2, 6.35% due 7/01/2019 (c)                 4,803

Tennessee--1.3%   AAA        Aaa       3,500   Metropolitan Government of Nashville and Davidson
                                               County, Tennessee, Health and Education Facilities
                                               Board Revenue Refunding Bonds (Ascension Health Credit),
                                               Series A, 5.875% due 11/15/2028 (a)                             3,683
                  AA         Aa2       1,080   Tennessee HDA, Revenue Bonds (Homeownership
                                               Program), AMT, Series 2C, 6% due 7/01/2011                      1,175
                  AAA        Aaa       1,515   Tennessee HDA, Revenue Refunding Bonds
                                               (Homeownership Program), AMT, Series 1, 6.05%
                                               due 7/01/2014 (d)                                               1,633




MuniHoldings Insured Fund II, Inc., March 31, 2001


SCHEDULE OF INVESTMENTS (concluded)                                                               (in Thousands)
                 S&P        Moody's    Face
STATE           Ratings     Ratings   Amount   Issue                                                        Value
Texas--4.1%       A1+        NR*     $ 2,400   Harris County, Texas, Health Facilities
                                               Development Corporation, Hospital Revenue
                                               Refunding Bonds (Methodist Hospital), VRDN,
                                               3.60% due 12/01/2026 (g)                                    $   2,400
                  AAA        Aa3       6,000   Harris County, Texas, Health Facilities Development
                                               Corporation, Revenue Refunding Bonds (School Health
                                               Care System), Series B, 5.75% due 7/01/2027 (f)                 6,554
                  AAA        Aaa       4,385   Houston, Texas, Airport System Revenue Refunding
                                               Bonds, Sub-Lien, Series B, 5.50% due
                                               7/01/2020 (c)                                                   4,523
                  AAA        Aaa       2,090   Houston, Texas, Public Improvement, GO,
                                               Refunding, 5.50% due 3/01/2020 (c)                              2,163
                  AAA        Aaa       1,850   Midland, Texas, Certificates of Obligation, GO,
                                               6.10% due 3/01/2027 (b)                                         2,008
                  AAA        Aaa       1,890   Round Rock, Texas, Certificates of Obligation,
                                               GO, 6.25% due 8/15/2016 (c)                                     2,113
                  AAA        Aaa       1,000   Travis County, Texas, Health Facilities Development
                                               Corporation, Revenue Refunding Bonds (Ascension
                                               Health Credit), Series A, 5.875% due 11/15/2024 (a)             1,053

Utah--1.0%        AAA        Aaa       5,000   Weber County, Utah, Municipal Building Authority,
                                               Lease Revenue Refunding Bonds, 5.75%
                                               due 12/15/2019 (d)                                              5,244

Washington--4.0%  AAA        Aaa       7,300   Energy Northwest, Washington, Electric Revenue
                                               Refunding Bonds (Columbia Generating),
                                               Series A, 5.50% due 7/01/2017 (c)                               7,630
                  AAA        Aaa       1,505   King County, Washington, Sewer Revenue Bonds,
                                               Second Series, 6% due 1/01/2020 (b)                             1,624
                  NR*        Aaa       3,445   Lewis County, Washington, GO, Refunding, 5.75%
                                               due 12/01/2024 (a)                                              3,635
                  AAA        Aaa       1,000   Seattle, Washington, GO, Series A, 5.75% due 1/15/2017 (d)      1,040
                  AAA        Aaa       2,500   Seattle, Washington, Municipal Light and Power
                                               Revenue Bonds, 6% due 10/01/2024 (d)                            2,699
                  AAA        Aaa       3,500   Seattle, Washington, Water System Revenue Bonds,
                                               Series B, 6% due 7/01/2029 (b)                                  3,775

Wisconsin--1.0%                                Milwaukee County, Wisconsin, Airport Revenue
                                               Bonds, AMT, Series A (b):
                  NR*        Aaa       2,175      6% due 12/01/2016                                            2,340
                  NR*        Aaa       2,675      6% due 12/01/2017                                            2,869

Puerto Rico--     NR*        Aaa       5,000   Puerto Rico Commonwealth, GO, RIB, Series 365,
1.1%                                           8.47% due 7/01/2029 (d)(e)                                      5,569

                  Total Investments (Cost--$477,426)--98.6%                                                  505,472

                  Other Assets Less Liabilities--1.4%                                                          7,037
                                                                                                           ---------
                  Net Assets--100.0%                                                                       $ 512,509
                                                                                                           =========



(a)AMBAC Insured.
(b)FGIC Insured.
(c)FSA Insured.
(d)MBIA Insured.
(e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 2001.
(f)Escrowed to maturity.
(g)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 2001.
(h)GNMA Collateralized.
(i)Prerefunded.
*Not Rated.
**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of March 31, 2001
Assets:             Investments, at value (identified cost--$477,426,300)                                   $505,471,975
                    Cash                                                                                          69,873
                    Interest receivable                                                                        7,611,031
                    Prepaid expenses                                                                              23,172
                                                                                                            ------------
                    Total assets                                                                             513,176,051
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders                                            $    255,442
                      Investment adviser                                                        159,648
                      Reorganization costs                                                       87,617          502,707
                                                                                           ------------
                    Accrued expenses                                                                             164,315
                                                                                                            ------------
                    Total liabilities                                                                            667,022
                                                                                                            ------------

Net Assets:         Net assets                                                                              $512,509,029
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.10 per share (8,180 shares of
                      AMPS* issued and outstanding at $25,000
                      per share liquidation preference)                                                     $204,500,000
                      Common Stock, par value $.10 per share (22,352,426
                      shares issued and outstanding)                                       $  2,235,243
                    Paid-in capital in excess of par                                        313,662,726
                    Undistributed investment income--net                                      1,643,095
                    Accumulated realized capital losses on investments--net                (37,577,710)
                    Unrealized appreciation on  investments--net                             28,045,675
                                                                                           ------------
                    Total--Equivalent to $13.78 net asset value per share
                    of Common Stock (market price--$12.66)                                                   308,009,029
                                                                                                            ------------
                    Total capital                                                                           $512,509,029
                                                                                                            ============

                    *Auction Market Preferred Stock.

                    See Notes to Financial Statements.



MuniHoldings Insured Fund II, Inc., March 31, 2001


STATEMENT OF OPERATIONS
                    For the Six Months Ended March 31, 2001
Investment          Interest and amortization of premium and discount earned                                $ 13,599,043
Income:

Expenses:           Investment advisory fees                                               $  1,378,249
                    Commission fees                                                             253,113
                    Accounting services                                                          93,543
                    Transfer agent fees                                                          45,740
                    Professional fees                                                            45,592
                    Printing and shareholder reports                                             21,619
                    Directors' fees and expenses                                                 16,114
                    Custodian fees                                                               15,944
                    Listing fees                                                                 15,385
                    Pricing fees                                                                  9,777
                    Other                                                                        14,970
                                                                                           ------------
                    Total expenses before reimbursement                                       1,910,046
                    Reimbursement of expenses                                                 (361,893)
                                                                                           ------------
                    Total expenses after reimbursement                                                         1,548,153
                                                                                                            ------------
                    Investment income--net                                                                    12,050,890
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          5,890,306
Unrealized Gain on  Change in unrealized appreciation on investments--net                                     17,816,249
Investments--Net:                                                                                           ------------
                    Net Increase in Net Assets Resulting from Operations                                    $ 35,757,445
                                                                                                            ============


                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                            For the Six       For the
                                                                                           Months Ended      Year Ended
                                                                                             March 31,      September 30,
                    Increase (Decrease) in Net Assets:                                          2001             2000
Operations:         Investment income--net                                                 $ 12,050,890     $ 13,506,038
                    Realized gain (loss) on investments--net                                  5,890,306     (15,561,114)
                    Change in unrealized appreciation/depreciation
                    on investments--net                                                      17,816,249       14,249,237
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     35,757,445       12,194,161
                                                                                           ------------     ------------
Dividends to        Investment income--net:
Shareholders:         Common Stock                                                          (7,989,875)      (8,636,948)
                      Preferred Stock                                                       (3,980,427)      (4,715,131)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                                        (11,970,302)     (13,352,079)
                                                                                           ------------     ------------
Capital Stock       Proceeds from issuance of Common Stock resulting
                    from reorganization                                                              --      145,198,000
Transactions:       Proceeds from issuance of Preferred Stock
                    resulting from reorganization                                                    --       99,500,000
                    Offering costs resulting from the issuance of Common Stock                       --            5,483
                    Offering and underwriting costs resulting from the
                    issuance of Preferred Stock                                                      --           21,855
                    Value of shares issued to Common Stock shareholders in
                    reinvestment of dividends                                                        --          225,004
                                                                                           ------------     ------------
                    Net increase in net assets derived from capital stock transactions               --      244,950,342
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                             23,787,143      243,792,424
                    Beginning of period                                                     488,721,886      244,929,462
                                                                                           ------------     ------------
                    End of period*                                                         $512,509,029     $488,721,886
                                                                                           ============     ============

                     *Undistributed investment income--net                                 $  1,643,095     $  1,562,507
                                                                                           ============     ============

                    See Notes to Financial Statements.



MuniHoldings Insured Fund II, Inc., March 31, 2001


FINANCIAL HIGHLIGHTS
                                                                                                         For the Period
The following per share data and ratios have been derived                For the Six          For the      February 26,
from information provided in the financial statements.                   Months Ended        Year Ended     1999++ to
                                                                           March 31,       September 30,   September 30,
                    Increase (Decrease) in Net Assets:                       2001               2000            1999
Per Share           Net asset value, beginning of period                  $      12.72      $      12.72    $      15.00
Operating                                                                 ------------      ------------    ------------
Performance:        Investment income--net                                         .54              1.09             .68
                    Realized and unrealized gain (loss) on
                    investments--net                                              1.06               .04          (2.24)
                                                                          ------------      ------------    ------------
                    Total from investment operations                              1.60              1.13          (1.56)
                                                                          ------------      ------------    ------------
                    Less dividends to Common Stock shareholders
                    from investment income--net                                  (.36)             (.75)           (.43)
                                                                          ------------      ------------    ------------
                    Capital charge resulting from issuance of Common Stock          --           --+++++           (.03)
                                                                          ------------      ------------    ------------
                    Effect of Preferred Stock activity:
                      Dividends to Preferred Stock shareholders:
                        Investment income--net                                   (.18)             (.38)           (.17)
                      Capital charge resulting from issuance of
                      Preferred Stock                                               --           --+++++           (.09)
                                                                          ------------      ------------    ------------
                    Total effect of Preferred Stock activity                     (.18)             (.38)           (.26)
                                                                          ------------      ------------    ------------
                    Net asset value, end of period                        $      13.78      $      12.72    $      12.72
                                                                          ============      ============    ============
                    Market price per share, end of period                 $      12.66      $      10.75    $      12.00
                                                                          ============      ============    ============

Total Investment    Based on market price per share                          21.43%+++             4.07%     (17.36%)+++
Return:**                                                                 ============      ============    ============
                    Based on net asset value per share                       11.70%+++             7.08%     (12.40%)+++
                                                                          ============      ============    ============

Ratios Based on     Total expenses, net of reimbursement and excluding
Average Net         reorganization expenses***                                  1.04%*             1.13%           .62%*
Assets of                                                                 ============      ============    ============
Common Stock:       Total expenses, excluding reorganization expenses***        1.29%*             1.39%          1.22%*
                                                                          ============      ============    ============
                    Total expenses***                                           1.29%*             1.70%          1.22%*
                                                                          ============      ============    ============
                    Total investment income--net***                             8.11%*             8.67%          8.27%*
                                                                          ============      ============    ============
                    Amount of dividends to Preferred Stock shareholders         2.68%*             3.03%          2.04%*
                                                                          ============      ============    ============
                    Investment income--net, to Common Stock shareholders        5.43%*             5.64%          6.23%*
                                                                          ============      ============    ============

Ratios Based on     Total expenses, net of reimbursement and excluding
Total Average Net   reorganization expenses                                      .62%*              .64%           .38%*
Assets:++++++***                                                          ============      ============    ============
                    Total expenses, excluding reorganization
                    expenses                                                     .76%*              .79%           .75%*
                                                                          ============      ============    ============
                    Total expenses                                               .76%*              .97%           .75%*
                                                                          ============      ============    ============
                    Total investment income--net                                4.81%*             4.93%          5.07%*
                                                                          ============      ============    ============

Ratios Based on     Dividends to Preferred Stock shareholders                   3.90%*             3.98%          3.24%*
Average Net                                                               ============      ============    ============
Assets of
Preferred Stock:

Supplemental        Net assets, net of Preferred Stock,
Data:               end of period (in thousands)                          $    308,009      $    284,222    $    139,929
                                                                          ============      ============    ============
                    Preferred Stock outstanding,
                    end of period (in thousands)                          $    204,500      $    204,500    $    105,000
                                                                          ============      ============    ============
                    Portfolio turnover                                          40.15%           139.29%         159.29%
                                                                          ============      ============    ============

Leverage:           Asset coverage per $1,000                             $      2,506      $      2,390    $      2,333
                                                                          ============      ============    ============

Dividends           Series A--Investment income--net                       $       479      $      1,002     $       443
Per Share on                                                              ============      ============    ============
Preferred Stock     Series B--Investment income--net                       $       480      $      1,009     $       432
Outstanding:++++                                                          ============      ============    ============
                    Series C--Investment income--net                       $       494       $       124              --
                                                                          ============      ============    ============



*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***Do not reflect the effect of dividends to Preferred Stock shareholders.
++Commencement of operations.
++++The Fund's Preferred Stock was issued on March 18, 1999 (Series
A and B) and August 14, 2000 (Series C).
++++++Includes Common and Preferred Stock average net assets.
+++Aggregate total investment return.
+++++Amount is less than $.01 per share.

See Notes to Financial Statements.


MuniHoldings Insured Fund II, Inc., March 31, 2001


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniHoldings Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such statements are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUE. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or for the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective October 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined, but will result in an adjustment to the cost of securities and a corresponding adjustment to net unrealized appreciation/depreciation, based on debt securities held as of September 30, 2001.

(e) Offering expenses--Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended March 31, 2001, FAM earned fees of $1,378,249, of which $361,893 was waived.

Accounting services were provided to the Fund by FAM through December 31, 2000. Up to this date, the Fund reimbursed FAM $46,789 for these services. As of January 1, 2001, accounting services are provided to the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the cost of these services. In addition, the Fund will reimburse FAM for the cost of certain additional accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2001 were $191,324,353 and $189,168,172, respectively.

Net realized gains (losses) for the six months ended March 31, 2001 and net unrealized gains as of March 31, 2001 were as follows:

                                     Realized     Unrealized
                                  Gains (Losses)    Gains

Long-term investments            $  6,227,387   $ 28,045,675
Financial futures contracts         (337,081)             --
                                 ------------   ------------
Total                            $  5,890,306   $ 28,045,675
                                 ============   ============

As of March 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $28,045,675, of which $28,243,416 related to appreciated securities and $197,741 related to depreciated securities. The aggregate cost of investments at March 31, 2001 for Federal income tax purposes was $477,426,300.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended March 31, 2001 remained constant and during the year ended September 30, 2000 increased by 11,336,707 as a result of the reorganization and by 19,052 as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at March 31, 2001 were as follows: Series A, 3.45%, Series B, 3.45% and Series C, 3.40%.

Shares issued and outstanding during the six months ended March 31, 2001 remained constant and during the year ended September 30, 2000 increased by 3,980 as a result of the reorganization.


MuniHoldings Insured Fund II, Inc., March 31, 2001


NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended March 31, 2001, MLPF&S earned $170,660 as commissions.


5. Capital Loss Carryforward:
At September 30, 2000, the Fund had a capital loss carryforward of approximately $38,381,000, of which $3,736,000 expires in 2006, $23,125,000 expires in 2007 and $11,520,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On April 5, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.063815 per share, payable on April 27, 2001 to shareholders of record as of April 16, 2001.


MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.


QUALITY PROFILE


The quality ratings of securities in the Fund as of March 31, 2001 were as follows:
                                          Percent of
S&P Rating/Moody's Rating                 Net Assets

AAA/Aaa                                      87.5%
AA/Aa                                         5.2
A/A                                           0.3
BBB/Baa                                       0.7
Other++                                       4.9

++Temporary investments in short-term municipal securities.


OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon, Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

Arthur Zeikel, Director of MuniHoldings Insured Fund II, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Zeikel well in his retirement.

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol
MUE